UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2015

WPX Energy, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-35322	45-1836028
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (855) 979-2012

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On August 17, 2015, WPX Energy, Inc. (the “Company”) filed its Form 8-K ("the Original Form 8-K") to report the completion of its acquisition of RKI Exploration & Production, LLC ("RKI"). The Original Form 8-K did not include the pro forma unaudited financial statements of the combined entity. This Amendment No. 1 to the Form 8-K is filed to include the financial statement information required under Item 9.01 of Form 8-K in connection with the acquisition of RKI.
Except to the extent expressly set forth herein, this amended Form 8-K speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this amended Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(a)	Financial Statements

•
Unaudited condensed consolidated financial statements of RKI and its subsidiaries comprised of the condensed consolidated balance sheets as of June 30, 2015 and December 31, 2014, and the related condensed consolidated statements of income, members’ equity and cash flows for the six months ended June 30, 2015 and 2014, and the related notes to the unaudited condensed consolidated financial statements, attached as Exhibit 99.1 hereto.

•
Audited consolidated financial statements of RKI and its subsidiaries comprised of the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income, members’ equity and cash flows for each of the years in the three-year period ended December 31, 2014, and the related notes to the consolidated financial statements were previously included in a Form 8-K filed on July 14, 2015.

(b)	Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition, RKI’s dispositions of certain assets and certain related liabilities and the related financing transactions, which includes offerings of securities, and the application of the proceeds from the offerings, is included in Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2015.

•	Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended June 30, 2015 and June 30, 2014.

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2014.

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

(d)	Exhibits

Exhibit No.	Description

99.1	Historical unaudited condensed consolidated financial statements of RKI Exploration & Production, LLC.

99.2	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPX Energy, Inc.

By:	/s/ Stephen E. Brilz
Stephen E. Brilz Vice President and Secretary

DATED: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Historical unaudited condensed consolidated financial statements of RKI Exploration & Production, LLC

99.2	Unaudited Pro Forma Condensed Combined Financial Information

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